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



              [Slides presented by Conrail management to certain institutional and employee shareholders]


Overview

o   Strategic considerations drive the CSX/Conrail combination

    -   Rationalizes eastern rail networks
    - Provides new level of transportation efficiency and service for customers
    -   Attacks truck dominance in major markets
    - Positions CSX/Conrail for substantial transcontinental opportunities

o   Creates Leading Global Transportation Company

    -   Annual revenues exceeding $14 billion
    -   Serves 80 countries worldwide
    - Links rail, shipping, barge, intermodal and contract logistics customers

o   Enhances Shareholder Value

    -   Most revenue growth
    -   Highest cost savings
    -   Greatest financial flexibility


Summary of Benefits

o   Greatest Synergy Potential

    -   Transportation efficiencies
    -   Consolidations
    -   Productivity gains

o   Broadest Geographic Scope

    -   Extensive single-line service
    -   Direct and efficient routes

o   Financial Strength

    -   Solid investment grade credit
    -   Strong cash flow

Cost Savings

o   Consolidations                                   $295M
o   Facility Coordinations                           $ 71M
o   Transportation Efficiencies                      $127M
o   Productivity Gains                               $ 72M
                                                     -----
      Total Synergies                                $565M


Revenue Synergies

o   Top Line Growth Resulting in $165 Million Additional Operating Income

    -   80% from Coal, Automotive and other Carload Business
    -   20% from Intermodal

o   Margin Improvements from Incremental Traffic

    -   Optimized train sizing
    -   Increased length of haul
    -   Reduced empty movements

Synergy Timing


                                   Year 1        Year 2        Year 3

Incremental Operating Income

    Net Traffic                     $  70          $125          $165
    Cost Savings                      170           396           565
                                     ----          ----          ----

    Total Synergies                  $240          $521          $730
    Timing                            33%           71%          100%


One-Time Cash Flows

    Capital Expenditures            $  75          $100          $ 25
    Transition Costs                  205           130            75
                                    -----         -----          ----

    Total                            $280          $230          $100



Broadest Geographic Scope

o   Strong Coverage in East, Midwest and Southeast

    -   29,645 route miles
    -   Serves 22 states east of the Mississippi
    -   Covers major markets from Chicago, Boston and New York to
        Miami and New Orleans
    -   Allows efficient rail service in North/South markets

o   Provides Extensive Single-Line Service

    - Connects producing points in South/Southeast with consuming region in Northeast
    -   Creates faster and more reliable service at lower cost

Combined Revenue Base

    [Pie Chart showing the following:

    Food and Agriculture:                   10%
    Chemicals:                              21%
    Forest:                                  9%
    Automotive:                             12%
    Coal:                                   23%
    Intermodal:                             18%
    Metals:                                  7%]


Carload Business

o   Almost 50% of Combined Revenues from Carload Business

o   Breadth of Market Coverage is Critical

    -   CSX has broadest customer access

o   Revenue Growth Will Result from:

    -   Expanded single-line service
    -   Penetration of North/South truck market
    -   Improvements in asset utilization

o   Single-Line Service Opportunities

    -   Chemicals from Gulf Origins to Northeast
    -   Midwest grain producers to users in South
    -   Recycled Pulp and Paper Products to Southeast

o   Penetration of Truck-Dominated North/South Markets

    -   Forest products from Southern Mills
    -   Citrus products from Southeast
    -   Minerals business in the East

o   Improved Asset Utilization

    -   Reduced empty car movements
    -   Opportunities for backhauls
    -   Cycle time improvements


Coal Business

o   23% of Combined Revenues from Coal

o   CSX Has Most Low Sulfur Coal Reserves in East

    - Provides additional long-term compliance choices for Conrail utility customers
    -   Adds efficient single-line service opportunities

o   Allows More Competitive Access for Export Coal at Bayside and
    Curtis Bay Terminals in Baltimore

    -   CRR "Pittsburgh Seam" coal not competitive at Hampton Roads Terminal

o   Reduces Circuity on Major Movements

    -   400 to 450 miles from Charleston, W. Virginia export coal
    -   200 miles for W. Virginia coal to Northeast utilities

o   Removes 15,000 Annual Carloads from Amtrak

    -   Reduces transit time by 12 hours in each direction
    -   Saves $7.0 million in trackage rights payments


Automotive Business

o   Represents 12% of Combined Revenues

o   Eliminates Rail Inefficiencies in Truck Dominated Markets

    - 11,000 annual truckloads between North Jersey and CSX's Twin Oaks, PA terminal

    -   22,000 annual truckloads in Detroit area

o   Provides Access to Seven of Nine Major East Coast Ports for
    Export/Import Business

    -   Customer can select most competitive port

o   Offers Unequaled Network Density and Scope

    -   Serves every major metropolitan market east of the Mississippi
    -   Opens single-line service to Nashville, Tampa and Miami


Intermodal Business

o   Represents 18% of Combined Revenues

    Enhances Merchandise Flow in the "Eastern Triangle"

o   Complementary Infrastructure and Terminals

    -   Conrail Access to New York, New England and Midwest
    -   CSX terminal coverage in Orlando and Tampa

o   Allows Penetration of Truck Dominated Markets

    -   East Coast - Atlanta
    - East Coast - Atlantic Seaboard, including Savannah, Charleston and Florida

o Combines "Best Practices" of Each Railroad to Provide Superior Product for Customers

    -   Conrail high speed reliable service
    -   CSX equipment supply and rate quotation programs

Regulatory Process

o   Public Interest is Served by CSX/CRR Combination

    -   Broad network reach for customers
    -   Single-line service
    -   Operating efficiencies
    -   Elimination of redundant assets
    -   Capital investment
    -   Reduced highway congestion
    -   Progress in separation of freight and passenger operations

o   Preserving Competition

    -   Competitive overlaps appreciably fewer than UPSP
    -   CSX/CRR will proactively resolve all competitive and public issues


Summary

o   Provides Greatest Opportunity for Long-Term Revenue Growth and Synergies

    -   Comprehensive market coverage
    -   Single-line service
    -   Transportation efficiencies
    -   Consolidation and productivity gains

o Financial Strength Provides Further Opportunities for Increased Shareholder Value

    -   Solid balance sheet
    -   Strong cash flows
    -   Financial management strategy

Why CSX-CR?

o   Preferred commercial partner
o   Greater synergy and growth potential
o   More opportunities for employees
o   More public benefits


CSX-CR

o   The strongest partnership

    -   A more complete network
    -   More customers
    -   More single line service
    -   More routes
    -   More ports
    -   More truck competitive


Today, Trucks Dominate The Eastern Transportation Market

    [Pie chart showing the following:

    Trucks                              86%
    CSX/Conrail                          6%
    Other Eastern Railroads              5%
    Water                                3%]

    Source: Reebie Associates

CSX-Conrail

o   Ability to better compete along:

    -   Interstate 75
    -   Interstate 85
    -   Interstate 81
    -   Interstate 95


CSX:  Better For Employees

o   Less uncertainty for Conrail employees

    -   Will become part of the second largest US rail network
    - Will join an integrated transportation business with a global presence
    -   New opportunities in non-rail businesses
        -  Sea-Land
        -  CSXI
        -  American Commercial Lines


CSX-CR:  A Merger Of Equals

o   Shared leadership

    -   Equal board of directors representation
    -   CR management team representation
        -  Shared responsibility going forward
    -   Commitment to region
        -  Corporate headquarters in Philadelphia

CSX-CR:  A Merger Of Equals--Not A Sale Of The Company

o   What does that mean for you?

    - The new entity will be formed of the best of both Conrail and CSX
        -  The Board of Directors will be 50-50
        - Dave LeVan will be CEO of the combined railroad and succeed John Snow as chairman and CEO of the holding company
        -  Ensures the greatest opportunity for Conrail employees
    - CSX plans to invest over $400 million more in the railroad than does NS
        - This translates into commitments to the customers and communities CR serves and to its employees


CSX-CR Merger

o   Existing merger agreement with CSX protects employee interests

    - New CSX-CR is bound to honor existing contracts and benefit plans
    - Agreement guarantees that benefits, in the aggregate, will be no less favorable than similarly situated CSX employees
    - For CSX or CR employees displaced by the merger, provides for severance benefits at levels no less than those offered in other recent industry consolidations

o   Relative operating ratios of Conrail, CSX and NS indicate that

    - Synergies from an NS takeover would come largely from the elimination of CR jobs and facilities
    - Synergies from a CSX-CR merger come largely from growth opportunities and streamlining CSX operations

The NS Offer

o   No commitments

    -   to Philadelphia
    -   to Conrail workers

o   Heavy debt burden will force NS to save wherever possible

    - Purchase will boost NS debt to over 75% of what the company is worth to shareholders
    - According to Henry Wolf, NS' executive vice president - finance, "We're going to have to be real penny pinchers under this plan."


CSX-CR Merger Timetable

o   January 17

    -   Special Meeting of CR Shareholders

o   January 22

    -   CSX Tender Offer Closes for Additional 20.1% of CR Stock at
        $110 per Share

o   March-April

    -   Consummation of CSX-CR Merger

o   March

    -   File Application for Merger at STB
    -   300 Day Proposed Review Period